                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06590

Morgan Stanley Insured Municipal Income Trust
                            (Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York 10020
         (Address of principal executive offices)                     (Zip code)

Ronald E. Robison
1221 Avenue of the Americas, New York, New York 10020
                                      (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: October 31, 2007

Date of reporting period: April 30, 2007

Item 1 - Report to Shareholders

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Insured Municipal Income Trust performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Trust’s financial statements and a list of Trust investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Trust will achieve its investment objective. The Trust is subject to market risk, which is the possibility that market values of securities owned by the Trust will decline and, therefore, the value of the Trust’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Trust.
Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report
For the six months ended April 30, 2007

Market Conditions

The economy continued to send mixed signals about its overall strength during the six-month reporting period. Rising energy prices and ongoing geopolitical uncertainty had a negative impact on investor sentiment, as did the contraction in the residential real estate sector. Turmoil in the sub-prime mortgage market intensified concerns about housing, and dominated investment headlines during the period. In fact, these concerns were the primary contributor to the sharp decline in the equity market in late February, which led to a ‘‘flight to quality’’ that forced yields on U.S. Treasury bonds lower and prices higher. The changing economic and financial picture led to changes in the Federal Open Market Committee’s (the ‘‘Fed’’) monetary policy bias as well. Although the Fed held the target federal funds rate steady, statements released following its March meeting signaled a more neutral bias. This apparent shift in policy led to a stronger equity market and began to move bond yields higher.

Long-term municipal bond yields (as represented by the 30-year AAA rated municipal bond), which stood at 4.06 percent at the end of October, ended the period slightly higher at 4.10 percent. The slope of the municipal yield curve remained relatively flat, with only a 50 basis point yield differential, or ‘‘pick-up,’’ between 30-year maturities and one-year maturities. In comparison, the yield pick-up from one to 30 years in April 2006 was 95 basis points, and has averaged 165 basis points over the past three years.

Declining interest rates in the fourth quarter of 2006 spurred a rebound in municipal bond issuance that led new issue volume for the calendar year to reach $383 billion, the second highest on record and only 6 percent below 2005’s record pace. In the first four months of 2007, new issue municipal volume increased by 37 percent versus the same period one year earlier, reaching a total of $135 billion. Insured municipal bonds continued to represent roughly half of all new issue supply. Municipalities continued to take advantage of lower interest rates to refinance their debt and refundings increased dramatically. California was the country’s largest issuer of municipal bonds during the period, and new issue supply for the state rose by 84 percent.

Strong demand by institutional investors and non-traditional buyers, including hedge funds and arbitrage accounts, helped long-term municipal bonds perform relatively in line with Treasuries for the period. The 30-year municipal-to-Treasury yield ratio, which measures the relative attractiveness of these two sectors, declined slightly from 86 percent at the beginning of the period to 85 percent by period end. A declining ratio indicates that municipals outperformed Treasuries while at the same time becoming more expensive (and thus less attractive) on a relative basis.

Performance Analysis

For the six-month period ended April 30, 2007, the net asset value (NAV) of Morgan Stanley Insured Municipal Income Trust (IIM) decreased from $15.81 to $15.61 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.345 per share and a long-term capital gain distribution of $0.061711 per share, the Trust’s total NAV return was 1.54 percent. IIM’s value on the New York Stock Exchange (NYSE) moved from $14.55 to $14.59 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Trust’s total market return was 3.12 percent. IIM’s NYSE market price was at a 6.53 percent discount to its NAV. During the fiscal period, the Trust purchased and retired 275,000 shares of common stock at a weighted average market discount of 7.71 percent. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2007, declared in March, were unchanged at $0.0575 per share. The dividend reflects the current level of the Trust’s net investment income. IIM’s level of undistributed net investment income of $0.050 per share on April 30, 2007, was unchanged from six months earlier.1

During the reporting period, the Trust’s interest-rate positioning continued to reflect our anticipation of higher rates. This strategy helped the Trust’s total returns at the beginning of the period when interest rates rose, but tempered returns later in the period when rates declined. At the end of April, the Trust’s option-adjusted duration* including leverage was positioned at 10.5 years. To reduce the portfolio’s duration, a U.S. Treasury futures hedge and Bond Market Association (BMA) interest rate swap contracts were used.

The primary detractor from performance was the Trust’s overall maturity distribution, which was underweighted in longer-term issues relative to issues with shorter maturities. This stance limited the Trust’s participation in the outperformance of longer-maturity bonds during the period. The Trust’s performance was enhanced, however, by several holdings that appreciated when they were pre-refunded.**

Reflecting a commitment to diversification, the Trust’s net assets, including preferred shares, of approximately $485 million were invested among 11 long-term sectors and 81 credits. As of the close of the period the Trust’s largest allocations were to the transportation, public power and water and sewer sectors.

As discussed in previous reports, the total income available for distribution to holders of common shares includes incremental income provided by the Trust’s outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities ranging from one week to two years. Incremental income to holders of common shares depends on two factors: the amount of ARPS outstanding and the spread between the portfolio’s cost yield and its ARPS auction rate and expenses. The greater the spread and the higher the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to holders of common shares. The level of net investment income available for distribution to holders of common shares varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During this six-month period, ARPS leverage contributed approximately $0.02 per share to common-share earnings. The Trust has five ARPS series totaling $155 million, representing 32 percent of net assets, including preferred shares. Weekly ARPS rates ranged from 2.84 to 4.00 percent during the fiscal period.

The Trust’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust’s shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of ARPS outstanding, including their purchase in the open market or in privately negotiated transactions.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Trust shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Trust in the future.
[1] Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).
* A measure of the sensitivity of a bond’s price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond’s duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-interest-rate environments, while trusts with longer durations perform better when rates decline. Duration calculations are adjusted for leverage.
** Prerefunding, or advance refunding, is a financing structure under which new bonds are issued to repay an outstanding bond issue on its first call date.

TOP FIVE SECTORS
Transportation	31.3%
Public Power	30.7
Water & Sewer	24.0
Refunded	21.7
Appropriation	15.4

CREDIT ENHANCEMENTS
MBIA	33.8%
FGIC	25.3
Ambac	18.4
FSA	18.3
XLCA	3.4
AGC	0.8

Data as of April 30, 2007. Subject to change daily. All percentages for top five sectors are as a percentage of net assets applicable to common shareholders. All percentages for credit enhancements are as a percentage of total long-term investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information
About Portfolio Holdings

Each Morgan Stanley trust provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the trust’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to trust shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley trust also files a complete schedule of portfolio holdings with the SEC for the trust’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Distribution by Maturity
(% of Long-Term Portfolio) As of April 30, 2007

Weighted Average Maturity: 18 Years(a)

(a)	Where applicable maturities reflect mandatory tenders, puts and call dates.
Portfolio structure is subject to change.

Geographic Summary of Investments
Based on Market Value as a Percent of Total Net Investments

Arizona	0.8%
California	16.6
Colorado	1.5
District of Columbia	3.5
Florida	5.0
Georgia	2.7
Hawaii	1.1
Illinois	7.5
Indiana	0.9%
Louisiana	0.9
Maryland	0.3
Massachusetts	1.1
Michigan	1.4
Minnesota	1.1
Missouri	1.2
Montana	0.4
Nebraska	1.3%
Nevada	2.7
New Hampshire	0.3
New Jersey	1.6
New York	10.4
North Carolina	2.0
Ohio	0.2
Oregon	0.7
Pennsylvania	3.6%
Rhode Island	2.3
South Carolina	3.4
Texas	15.9
Utah	1.1
Virginia	1.4
Washington	6.8
West Virginia	0.7
Joint exemptions*	(0.4)
Total†	100.0%

*	Joint exemptions have been included in each geographic location.
†	Does not include open futures contracts with an underlying face amount of $27,082,033 with unrealized depreciation of $15,767, and open swap contracts with net unrealized appreciation of $13,953.

Call and Cost (Book) Yield Structure
(Based on Long-Term Portfolio) As of April 30, 2007

Years Bonds Callable—Weighted Average Call Protection: 7 Years

Cost (Book) Yield(b)—Weighted Average Book Yield: 5.0%

(a)	May include issues initially callable in previous years.
(b)	Cost or ‘‘book’’ yield is the annual income earned on a portfolio investment based on its original purchase price before the Trust’s operating expenses. For example, the Trust is earning a book yield of 5.9% on 4% of the long-term portfolio that is callable in 2007.
Portfolio structure is subject to change.

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Trust’s Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser’s expense. (The Investment Adviser and the Administrator together are referred to as the ‘‘Adviser’’ and the Advisory and Administration Agreements together are referred to as the ‘‘Management Agreement.’’) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. (‘‘Lipper’’).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Trust. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Trust. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

On a regular basis, the Board reviews the performance of all funds in the Morgan Stanley Fund Complex, including the Trust, compared to their peers, paying specific attention to the underperforming funds. In addition, the Board specifically reviewed the Trust’s performance for the one-, three- and five-year periods ended November 30, 2006, as shown in a report provided by Lipper (the ‘‘Lipper Report’’), compared to the performance of comparable funds selected by Lipper (the ‘‘performance peer group’’). The Board also discussed with the Adviser the performance goals and the actual results achieved in managing the Trust. The Board concluded that the Trust’s performance was competitive with that of its performance peer group.

Fees Relative to Other Proprietary Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fee (together, the ‘‘management fee’’) rate paid by the Trust under the Management Agreement. The Board noted that the management fee rate was comparable to the management fee rates charged by the Adviser to other proprietary funds it manages with investment strategies comparable to those of the Trust.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and total expense ratio of the Trust as compared to the average management fee rate and average total expense ratio for funds, selected by Lipper (the ‘‘expense peer group’’), managed by other advisers with investment strategies comparable to those of the Trust, as shown in the Lipper Report. The Board concluded that the Trust’s management fee rate and total expense ratio were competitive with those of its expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Trust’s management fee schedule under the Management Agreement and noted that it does not include any breakpoints. The Board considered that the Trust is a closed-end fund and, therefore, that the Trust’s assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Trust were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and affiliates during the last year from their relationship with the Trust and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. Based on its review of the information it received, the Board concluded that the profits earned by the Adviser and affiliates were not excessive in light of the advisory, administrative and other services provided to the Trust.

Fall-Out Benefits

The Board considered so-called ‘‘fall-out benefits’’ derived by the Adviser and affiliates from their relationship with the Trust and the Morgan Stanley Fund Complex, such as commissions on the purchase and sale of Trust shares and ‘‘float’’ benefits derived from handling of checks for such purchases and sales of Trust shares, through a broker-dealer affiliate of the Adviser. The Board concluded that the float benefits were relatively small and that the commissions were competitive with those of other broker-dealers.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits from commissions paid to brokers who execute securities transactions for the Trust (‘‘soft dollars’’). The Board noted that the Trust invests only in fixed income securities, which do not generate soft dollars.

Adviser Financially Sound and Financially Capable of Meeting the Trust’s Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Trust and the Adviser

The Board also reviewed and considered the historical relationship between the Trust and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Trust’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Trust to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Trust’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Trust’s business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve renewal of the Management Agreement for another year.

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments April 30, 2007 (unaudited)

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Tax-Exempt Municipal Bonds (157.9%)
	General Obligation (12.3%)
	California,
$3,000	Economic Recovery Ser 2004 A (MBIA)	5.00%		07/01/15	$3,242,490
8,000	Ser 2007 (MBIA)	4.25		08/01/33	7,663,520
3,000	Los Angeles, California, Ser 2004 A (MBIA)	5.00		09/01/24	3,194,250
	District of Columbia,
5,000	Refg Ser 1993 B (Ambac)	5.50		06/01/09	5,179,450
6,000	Refg Ser 1993 B (FSA)	5.50		06/01/10	6,262,020
5,080	Las Vegas Water District, Nevada, Impr & Refg Ser 2003 A (FGIC)	5.25		06/01/19	5,443,474
4,000	Houston, Texas, Public Impr & Refg Ser 2001 B (FSA)	5.50		03/01/17	4,254,800
3,000	King County, Washington, Refg 1998 Ser B (MBIA)	5.25		01/01/34	3,054,570
2,500	Spokane School District #81, Washington, Ser 2005 (MBIA)	0.00	#	12/01/23	2,434,850
39,580					40,729,424
	Appropriation (15.4%)
6,000	Golden State Tobacco Securitization Corporation, California, Enhanced Asset Backed Ser 2005 A (FGIC)	5.00		06/01/38	6,294,540
2,000	District of Columbia Ballpark, Ser 2006 B-1 (FGIC)	5.00		02/01/31	2,113,800
15,000	Miami-Dade County School Board, Florida, 2003 Ser A (FGIC)	5.00		08/01/29	15,598,500
3,000	Orange County School Board, Florida, Ser 2001 A COPs (Ambac)	5.25		08/01/14	3,222,840
16,000	Hudson Yards Infrastructure Corporation, New York, 2007 Ser A (MBIA)‡	4.50		02/15/47	15,780,160
4,200	New York State Dormitory Authority, School District Ser 2002 E (MBIA)	5.50		10/01/17	4,549,146
3,000	Oregon Department of Administrative Services, Ser 2005 B COPs (FGIC)	5.00		11/01/24	3,182,220
49,200					50,741,206
	Dedicated Tax (5.0%)
2,400	Marion County Convention & Recreational Facilities Authority, Indiana, Refg Ser 2003 A (Ambac)	5.00		06/01/19	2,517,984
1,500	Baltimore, Maryland, Convention Center Hotel Ser 2006 A (XLCA)	5.25		09/01/39	1,623,525
3,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Refg Ser 2002 A (FSA)	5.25		11/15/24	3,215,490
	New York City Industrial Development Agency, New York,
2,000	Queens Baseball Stadium Ser 2006 (Ambac)	5.00		01/01/31	2,130,060
2,500	Yankee Stadium Ser 2006 (FGIC)	5.00		03/01/46	2,634,250

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments April 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	New York City Transitional Finance Authority, New York,
$1,735	2000 Ser C (Ambac)	5.25%	08/01/21	$1,862,644
2,500	2000 Ser C (Ambac)††	5.25	08/01/22	2,668,550
15,635				16,652,503
	Education (5.9%)
2,500	University of Arizona, 2003 Ser B COPs (Ambac)	5.00	06/01/23	2,617,950
	University of California,
2,000	Ser 2003 B (Ambac)	5.00	05/15/22	2,103,080
3,120	Ser 2007 J (FSA)‡	4.50	05/15/31	3,130,405
2,880	Ser 2007 J (FSA)‡	4.50	05/15/35	2,889,605
3,000	District of Columbia, American Association for the Advancement of Science Ser 1997 (Ambac)	5.125	01/01/27	3,077,610
1,300	New Hampshire Health & Education Facilities Authority, University of New Hampshire Ser 2001 (Ambac)	5.125	07/01/33	1,363,687
1,000	University of Medicine and Dentistry, New Jersey, Ser 2004 COPs (MBIA)	5.00	06/15/29	1,052,870
3,000	University of North Carolina at Wilmington, Student Housing Ser 2005 COPs (FGIC)	5.00	06/01/36	3,141,000
18,800				19,376,207
	Hospital (5.7%)
2,000	Illinois Finance Authority, Swedish American Hospital Ser 2004 (Ambac)	5.00	11/15/31	2,083,440
2,000	Indiana Health Facilities Financing Authority, Community Health Ser 2005 A (Ambac)	5.00	05/01/35	2,091,880
105	Missouri Health & Educational Facilities, SSM Health Care Ser 1998 A (MBIA)	5.00	06/01/22	107,074
2,000	Montana Facility Finance Authority, Benefits Health Care Ser 2007 (AGC)	5.00	01/01/37	2,089,560
1,500	Medical University Hospital Authority, South Carolina, FHA Insured Mtge Ser 2004 A (MBIA)	5.25	02/15/25	1,601,340
	Amarillo Health Facilities Corporation, Texas,
3,020	Baptist St Anthony’s Hospital Ser 1998 (FSA)	5.50	01/01/16	3,324,537
5,075	Baptist St Anthony’s Hospital Ser 1998 (FSA)	5.50	01/01/17	5,605,185
2,000	Washington State Health Care Facilities Authority, Kadlec Medical Center Ser 2006 A (AGC)	5.00	12/01/30	2,098,540
17,700				19,001,556

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments April 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Industrial Development/Pollution Control (2.2%)
$5,000	Hawaii Department of Budget and Finance, Hawaiian Electric Co Ser 1999 C (AMT) (Ambac)	6.20%	11/01/29	$5,314,750
2,000	Delaware County Industrial Development Authority, Pennsylvania, Aqua Inc Ser A 2005 (AMT) (FGIC)	5.00	11/01/37	2,094,480
7,000				7,409,230
	Public Power (30.7%)
20,000	Anaheim Public Financing Authority, California, Ser 2007 (MBIA)‡	4.50	10/01/37	19,884,500
4,000	Arkansas River Power Authority, Colorado, Power Ser 2006 (XLCA)	5.25	10/01/40	4,306,080
4,000	Lafayette, Louisiana, Utilities Ser 2004 (MBIA)	5.25	11/01/25	4,326,720
2,500	Missouri Joint Municipal Electric Utility Commission Plum Point Ser 2006 (MBIA)	5.00	01/01/26	2,657,950
5,000	Nebraska Public Power District, 2003 Ser A (Ambac)	5.00	01/01/35	5,231,750
	Long Island Power Authority, New York
4,000	Ser 2006 A (XLCA)	5.00	12/01/26	4,250,360
3,000	Refg Ser 2003 C (FSA)	5.00	09/01/28	3,147,450
6,000	North Carolina Municipal Power Agency # 1, Catawba Ser 2003 A (MBIA)	5.25	01/01/19	6,425,460
	South Carolina Public Service Authority, Santee Cooper
10,000	2003 Ser A (Ambac)	5.00	01/01/27	10,463,500
4,000	2006 Ser A (MBIA)	5.00	01/01/36	4,234,760
	Lower Colorado River Authority, Texas,
10,000	Refg Ser 1999 A (FSA)	5.875	05/15/16	10,516,500
5,000	Refg Ser 2001 (FSA)	5.00	05/15/26	5,151,850
8,780	Refg Ser 2002 (MBIA)	5.00	05/15/31	9,134,624
5,000	Intermountain Power Agency, Utah, 2003 Ser A (FSA)	5.00	07/01/21	5,314,250
6,000	Cowlitz County, Public Utility District # 1, Washington, Production Ser 2006 (MBIA)	5.00	09/01/31	6,345,840
97,280				101,391,594
	Transportation (31.3%)
1,000	Phoenix Civic Improvement Corporation, Arizona, Sr Lien Airport Ser 2002 B (AMT) (FGIC)	5.75	07/01/19	1,082,150
9,000	Long Beach, California, Harbor Refg Ser 1998 A (AMT) (FGIC)	6.00	05/15/18	10,440,990
5,000	Atlanta, Georgia, Airport Ser 2004 C (FSA)	5.00	01/01/33	5,227,800
5,000	Chicago, Illinois, O’Hare Int’l Airport, Third Lien Ser 2005 A (MBIA)	5.25	01/01/25	5,406,200
4,000	Illinois Toll Highway Authority, Priority Refg 1998 Ser A (FSA)	5.50	01/01/15	4,438,680
8,000	Massachusetts Turnpike Authority, Metropolitan Highway 1997 Ser A (MBIA)‡	5.00	01/01/37	8,119,760

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments April 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
$7,000	Nevada Department of Business & Industry, Las Vegas Monorail 1st Tier Ser 2000 (Ambac)	5.375%	01/01/40	$7,223,090
2,000	Delaware River Port Authority, New Jersey & Pennsylvania Ser 1995 (FGIC)**	5.50	01/01/26	2,022,960
4,000	New Jersey Transportation Trust Fund Authority, Ser 2005 C (FGIC)	5.25	06/15/20	4,350,960
10,000	Metropolitan Transportation Authority, New York, Transportation Refg Ser 2002 A (FGIC)	5.00	11/15/25	10,543,300
10,000	Triborough Bridge & Tunnel Authority, New York, Refg 2002 E (MBIA)	5.25	11/15/22	10,718,300
9,000	Dallas-Fort Worth International Airport, Texas, Ser 2003 A (AMT) (FSA)	5.375	11/01/22	9,574,200
3,000	Harris County, Texas, Toll Road Ser Lien 2005 A (FSA)	5.25	08/15/35	3,117,210
4,000	Texas Turnpike Authority, Central Texas First Tier Ser 2002 A (Ambac)	5.50	08/15/39	4,295,200
3,000	Richmond Metropolitan Authority, Virginia, Refg Ser 2002 (FGIC) Port of Seattle, Washington,	5.25	07/15/22	3,407,460
8,025	Passenger Facility Ser 1998 A (MBIA)‡	5.00	12/01/23	8,201,160
5,000	Ser 2001 B (AMT) (MBIA)	5.625	02/01/24	5,241,300
97,025				103,410,720
	Water & Sewer (24.0%)
5,000	Los Angeles Department of Water & Power, California, Water 2004 Ser C (MBIA)	5.00	07/01/24	5,321,550
4,000	Oxnard Financing Authority, California, Water Ser 2004 (XLCA)	5.00	06/01/28	4,198,000
3,000	Sacramento County Sanitation District Financing Authority, California, Sacramento Regional Ser 2006 (FGIC)	5.00	12/01/36	3,192,450
	San Diego County Water Authority, California,
5,000	Ser 2002 A COPs (MBIA)	5.00	05/01/27	5,226,500
5,000	Ser 2004 A COPs (FSA)	5.00	05/01/29	5,274,700
5,000	Tampa Bay Water Authority, Florida, Ser 2001 A (FGIC)	5.00	10/01/28	5,168,800
5,000	Atlanta, Georgia, Water & Wastewater, Ser 2004 (FSA)	5.00	11/01/23	5,289,750
2,000	Augusta, Georgia, Water & Sewer Ser 2004 A (FSA)	5.25	10/01/39	2,149,100
	Detroit, Michigan,
825	Sewage Refg Ser 2003 A (FSA)	5.00	07/01/26	860,954
2,390	Sewage Refg Ser 2003 A (FSA)	5.00	07/01/28	2,494,156
1,005	Cleveland, Ohio, Waterworks Impr & Refg 1998 Ser I (FSA)	5.00	01/01/23	1,021,773
5,000	Philadelphia, Pennsylvania, Water & Wastewater Ser 1998 (Ambac)	5.25	12/15/14	5,439,900
15,000	Houston, Texas, Combined Utility First Lien Refg 2004 Ser A (FGIC)	5.25	05/15/23	16,188,300
3,000	San Antonio, Texas, Water & Refg Ser 2002 A (FSA)	5.00	05/15/32	3,120,420

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments April 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$5,000	King County, Washington, Sewer Refg 2001 (FGIC)	5.00%		01/01/31	$5,189,200
	Seattle, Washington,
2,890	Water Refg 2003 (MBIA)	5.00		09/01/20	3,070,972
2,870	Water Refg 2003 (MBIA)	5.00		09/01/23	3,014,332
2,900	West Virginia Water Development Authority, Loan Program II Refg 2003 Ser B (Ambac)	5.25		11/01/23	3,135,103
74,880					79,355,960
	Other Revenue (3.7%)
3,000	Denver Convention Center Hotel Authority, Colorado Refg Ser 2006 (XLCA)	5.00		12/01/30	3,178,020
	Metropolitan Pier & Exposition Authority, Illinois,
3,000	McCormick Place Refg Ser 2002 B (MBIA)	0.00	##	06/15/18	2,537,820
5,000	McCormick Place Ser 2002 A (MBIA)	5.25		06/15/42	5,310,400
1,000	Omaha Convention Center Hotel Corporation, Nebraska, Ser 2002 A (Ambac)	5.50		04/01/18	1,077,220
12,000					12,103,460
	Refunded (21.7%)
	California Infrastructure & Economic Development Bank,
10,000	Bay Area Toll Bridges Seismic Retrofit 1st Lien Ser 2003 A (Ambac) (ETM)	5.00		01/01/28	11,208,500
5,000	Bay Area Toll Bridges Seismic Retrofit 1st Lien Ser 2003 A (FGIC) (ETM)	5.00		01/01/28	5,604,250
15,000	Chicago, Illinois, Neighborhoods Alive 21 Ser 2001 A (FGIC)	5.50		01/01/11†	15,925,650
3,275	Massachusetts Municipal Wholesale Electric Company, 1993 Ser A (Ambac) (ETM)	5.00		07/01/10	3,352,192
3,000	Detroit, Michigan, Sewage Disposal Ser 2001 A (FGIC)	5.125		07/01/11†	3,166,590
5,000	Minneapolis – St Paul Metropolitan Airports Commission, Minnesota, Ser 2001 C (FGIC)	5.25		01/01/11†	5,266,000
3,000	St Louis, Missouri, Lambert Int’l Airport Ser 2001 A (MBIA)	5.00		07/01/11†	3,151,020
4,110	Pennsylvania, First Ser 2003 (MBIA)‡	5.00		01/01/13†	4,377,561
5,000	Allegheny County Hospital Development Authority, Pennsylvania, Pittsburgh Mercy Health Ser 1996 (Ambac) (ETM)	5.625		08/15/18	5,372,350
10,000	Rhode Island Depositors Economic Protection Corporation, Refg 1992 Ser B (MBIA) (ETM)	6.00		08/01/17	10,971,900
3,000	Alexandria Industrial Development Authority, Virginia, Institute for Defense Analysis Ser 2000 A (Ambac)	5.90		10/01/10†	3,241,050
66,385					71,637,063
495,485	Total Tax-Exempt Municipal Bonds (Cost $499,322,124)				521,808,923

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments April 30, 2007 (unaudited) continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Short-Term Tax-Exempt Municipal Obligation (0.5%)
$1,500	North Central Texas Health Facility Development Corporation, Presbyterian Medical Center Ser 1985 D (Cost $1,500,000)	4.01*	%	12/01/15	$1,500,000
496,985	Total Investments (Cost $500,822,124)				523,308,923
	Floating Rate Note Obligations Related to Securities Held (–13.8%)
(45,580)	Notes with interest rates ranging from 3.92% to 3.98% at April 30, 2007 and contractual
	maturities of collateral ranging from 01/01/13 to 02/15/47 (See Note 1D)‡‡ (Cost $(45,580,000))				(45,580,000)
$451,405	Total Net Investments (Cost $455,242,124) (a) (b)			144.6%	477,728,923
	Other Assets in Excess of Liabilities			2.3	7,678,204
	Preferred Shares of Beneficial Interest			(46.9)	(155,000,000)
	Net Assets Applicable to Common Shareholders			100.0%	$330,407,127

Note:	The categories of investments are shown as a percentage of net assets applicable to common shareholders.
AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
ETM	Escrowed to Maturity.
†	Prerefunded to call date shown.
††	A portion of this security has been physically segregated in connection with open futures contracts in the amount of $162,500.
‡	Underlying security related to inverse floaters entered into by the Trust (See Note 1D).
‡‡	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at April 30, 2007.
#	Currently a zero coupon security; will convert to 5.125% on December 1, 2008.
##	Currently a zero coupon security; will convert to 5.30% on June 15, 2012.
*	Current coupon of variable rate demand obligation.
**	Joint exemption in locations shown.
(a)	Securities have been designated as collateral in an amount equal to $26,918,406 in connection with open futures contracts and open swap contracts.
(b)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.
The aggregate gross unrealized appreciation is $23,049,849 and the aggregate gross unrealized depreciation is $563,050, resulting in net unrealized appreciation of $22,486,799.
Bond Insurance:
AGC	Assured Guaranty Corporation.
Ambac	Ambac Assurance Corporation.
FGIC	Financial Guaranty Insurance Company.
FSA	Financial Security Assurance Inc.
MBIA	Municipal Bond Investors Assurance Corporation.
XLCA	XL Capital Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Portfolio of Investments April 30, 2007 (unaudited) continued

Futures Contracts Open at April 30, 2007:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED DEPRECIATION
250	Short	U.S. Treasury Notes 10 Year June 2007	$(27,082,033)	$(15,767)

Interest Rate Swap Contracts Open at April 30, 2007:

COUNTERPARTY	NOTIONAL AMOUNT (000)	PAYMENTS MADE BY TRUST	PAYMENTS RECEIVED BY TRUST	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
JPMorgan Chase & Co.	$15,000	Fixed Rate 3.608%	Floating Rate BMA (Bond Market Association)	05/25/17	$57,403
JPMorgan Chase & Co.	25,000	Fixed Rate 3.679	Floating Rate BMA (Bond Market Association)	05/25/17	(43,450)
		Net Unrealized Appreciation			$13,953

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Financial Statements

Statement of Assets and Liabilities

April 30, 2007 (unaudited)

Assets:
Investments in securities, at value (cost $500,822,124)	$523,308,923
Unrealized appreciation on open swap contracts	57,403
Cash	81,440
Interest receivable	8,001,542
Prepaid expenses and other assets	56,081
Total Assets	531,505,389
Liabilities:
Floating rate note obligations	45,580,000
Unrealized depreciation on open swap contracts	43,450
Payable for:
Variation margin	121,095
Investment advisory fee	111,454
Common shares of beneficial interest repurchased	72,692
Administration fee	33,024
Transfer agent fee	5,384
Accrued expenses and other payables	131,163
Total Liabilities	46,098,262
Preferred shares of beneficial interest (at liquidation value) (1,000,000 shares authorized of non-participating $.01 par value, 3,100 shares outstanding)	155,000,000
Net Assets Applicable to Common Shareholders	$330,407,127
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value, 21,160,459 shares outstanding)	$306,855,822
Net unrealized appreciation	22,484,985
Accumulated undistributed net investment income	1,051,779
Accumulated undistributed net realized gain	14,541
Net Assets Applicable to Common Shareholders	$330,407,127
Net Asset Value Per Common Share ($330,407,127 divided by 21,160,459 common shares outstanding)	$15.61

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Financial Statements continued

Statement of Operations

For the six months ended April 30, 2007 (unaudited)

Net Investment Income:
Interest Income	$11,953,890
Expenses
Investment advisory fee	657,224
Interest and residual trust expenses	545,274
Administration fee	194,733
Auction commission fees	192,284
Professional fees	38,786
Shareholder reports and notices	35,148
Transfer agent fees and expenses	22,793
Auction agent fees	22,473
Custodian fees	10,413
Listing fees	10,212
Trustees’ fees and expenses	6,672
Other	40,571
Total Expenses	1,776,583
Less: expense offset	(10,292)
Net Expenses	1,766,291
Net Investment Income	10,187,599
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	722,368
Futures contracts	(213,688)
Swap contracts	(683,727)
Net Realized Loss	(175,047)
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(3,595,033)
Futures contracts	173,901
Swap contracts	479,455
Net Depreciation	(2,941,677)
Net Loss	(3,116,724)
Dividends to preferred shareholders from net investment income	(2,861,988)
Net Increase	$4,208,887

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED APRIL 30, 2007	FOR THE YEAR ENDED OCTOBER 31, 2006
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$10,187,599	$20,523,451
Net realized gain (loss)	(175,047)	2,570,870
Net change in unrealized appreciation/depreciation	(2,941,677)	5,846,852
Dividends to preferred shareholders from net investment income	(2,861,988)	(4,690,598)
Net Increase	4,208,887	24,250,575
Dividends and Distributions to Common Shareholders from:
Net investment income	(7,355,594)	(17,401,436)
Net realized gain	(1,320,583)	(1,000,186)
Total Dividends and Distributions	(8,676,177)	(18,401,622)
Decrease from transactions in common shares of beneficial interest	(3,983,850)	(9,946,691)
Net Decrease	(8,451,140)	(4,097,738)
Net Assets Applicable to Common Shareholders:
Beginning of period	338,858,267	342,956,005
End of Period (Including accumulated undistributed net investment income of $1,051,779 and $1,081,762, respectively)	$330,407,127	$338,858,267

See Notes to Financial Statements

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements April 30, 2007 (unaudited)

1.   Organization and Accounting Policies

Morgan Stanley Insured Municipal Income Trust (the ‘‘Trust’’) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust’s investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 12, 1992 and commenced operations on February 26, 1993.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Trust is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements April 30, 2007 (unaudited) continued

recorded by the Trust as unrealized gains and losses. Upon closing of the contract, the Trust realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D.   Floating Rate Note Obligations Related to Securities Held — The Trust enters into transactions in which it transfers to Dealer Trusts (‘‘Dealer Trusts’’), fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Trust to retain residual interest in the bonds. The Trust enters into shortfall agreements with the Dealer Trusts which commit the Trust to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Trust (inverse floating rate investments) include the right of the Trust (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Trust, thereby collapsing the Dealer Trusts. The Trust accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Trust’s investment assets, and the related floating rate notes reflected as Trust liabilities under the caption ‘‘floating rate note obligations’’ on the ‘‘Statement of Assets and Liabilities.’’ The Trust records the interest income from the fixed rate bonds under the caption ‘‘Interest Income’’ and records the expenses related to floating rate note obligations and any administrative expenses of the Dealer Trusts under the caption ‘‘Interest and residual trust expenses’’ in the Trust’s ‘‘Statement of Operations.’’ The notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At April 30, 2007, Trust investments with a value of $62,383,151 are held by the Dealer Trusts and serve as collateral for the $45,580,000 in floating rate note obligations outstanding at that date. Contractual maturities of the floating rate note obligations and interest rates in effect at April 30, 2007, are presented in the ‘‘Portfolio of Investments.’’

E.   Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

F.   Federal Income Tax Policy — It is the Trust’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

G.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements April 30, 2007 (unaudited) continued

2.   Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’), the Trust pays an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.27% to the Trust’s weekly total net assets including preferred shares.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the ‘‘Administrator’’), an affiliate of the Investment Adviser, the Trust pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Trust’s weekly total net assets including preferred shares.

3.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2007, aggregated $35,395,085 and $16,173,867, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser and Administrator, is the Trust’s transfer agent.

The Trust has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended April 30, 2007, included in Trustees’ fees and expenses in the Statement of Operations amounted to $2,290. At April 30, 2007, the Trust had an accrued pension liability of $53,387 which is included in accrued expenses in the Statement of Assets and Liabilities.

The Trust has an unfunded Deferred Compensation Plan (the ‘‘Compensation Plan’’) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Trust.

4.   Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5 Auction Rate Preferred Shares (‘‘preferred shares’’) which have a liquidation value of $50,000 per share plus the

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements April 30, 2007 (unaudited) continued

redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

SERIES	SHARES*	AMOUNT IN THOUSANDS*	RATE*	RESET DATE	RANGE OF DIVIDEND RATES**
1	400	$20,000	3.88%	05/07/07	3.04% – 3.88%
2	900	45,000	3.90	05/07/07	3.22 – 4.00
3	1,000	50,000	3.90	05/07/07	3.45 – 4.00
4	400	20,000	3.85	05/07/07	3.11 – 4.00
5	400	20,000	3.88	05/07/07	2.84 – 4.00

*	As of April 30, 2007.
**	For the six months ended April 30, 2007.

Subsequent to April 30, 2007 and up through June 8, 2007, the Trust paid dividends to each of the Series 1 through 5 at rates ranging from 3.21% to 3.90% in the aggregate amount of $564,608.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5.   Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	SHARES	PAR VALUE	CAPITAL PAID IN EXCESS OF PAR VALUE
Balance, October 31, 2005	22,130,159	$221,301	$320,565,062
Treasury shares purchased and retired (weighted average discount 7.85%)*	(694,700)	(6,947)	(9,939,744)
Balance, October 31, 2006	21,435,459	214,354	310,625,318
Treasury shares purchased and retired (weighted average discount 7.71%)*	(275,000)	(2,750)	(3,981,100)
Balance, April 30, 2007	21,160,459	$211,604	$306,644,218

*	The Trustees have voted to retire the shares purchased.

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements April 30, 2007 (unaudited) continued

6.   Dividends to Common Shareholders

On March 26, 2007, the Trust declared the following dividends from net investment income:

AMOUNT PER SHARE	RECORD DATE	PAYABLE DATE
$0.0575	May 4, 2007	May 18, 2007
$0.0575	June 8, 2007	June 22, 2007

7.   Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Trust with the transfer agent and custodian.

8.   Purposes of and Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to Dealer Trusts in exchange for cash and residual interests in the Dealer Trusts. These investments are typically used by the Trust in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Trust to greater risk and increased costs. Leverage may cause the Trust’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Trust’s portfolio securities. The use of leverage may also cause the Trust to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

To hedge against adverse interest rate changes, the Trust may invest in financial futures contracts or municipal bond index futures contracts (‘‘futures contracts’’).

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Trust may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Trust expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Trust may also enter into these transactions to protect against any increase in the price of securities the Trust anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of

Morgan Stanley Insured Municipal Income Trust

Notes to Financial Statements April 30, 2007 (unaudited) continued

default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.

9.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of October 31, 2006, the Trust had temporary book/tax differences primarily attributable to book amortization of discounts on debt securities and mark-to-market of open futures contracts.

10.   Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. The impact to the Trust’s financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Trust’s financial statement disclosures.

Morgan Stanley Insured Municipal Income Trust

Financial Highlights

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

	FOR THE SIX MONTHS ENDED APRIL 30, 2007		FOR THE YEAR ENDED OCTOBER 31,
			2006		2005		2004		2003		2002
	(unaudited)
Selected Per Share Data:
Net asset value, beginning of period	$15.81		$15.50		$15.60		$15.76		$15.67		$15.42
Income (loss) from investment operations:
Net investment income*	0.48		0.94		0.94		0.95		1.01		1.04
Net realized and unrealized gain (loss)	(0.16)		0.40		(0.19)		0.17		0.03		0.11
Common share equivalent of dividends paid to preferred shareholders*	(0.13)		(0.22)		(0.13)		(0.12)		(0.10)		(0.13)
Total income from investment operations	0.19		1.12		0.62		1.00		0.94		1.02
Less dividends and distributions from:
Net investment income	(0.35)		(0.80)		(0.81)		(0.92)		(0.90)		(0.82)
Net realized gain	(0.06)		(0.05)		—		(0.29)		—		—
Total dividends and distributions	(0.41)		(0.85)		(0.81)		(1.21)		(0.90)		(0.82)
Anti-dilutive effect of acquiring treasury shares*	0.02		0.04		0.09		0.05		0.05		0.05
Net asset value, end of period	$15.61		$15.81		$15.50		$15.60		$15.76		$15.67
Market value, end of period	$14.59		$14.55		$13.86		$14.09		$14.73		$14.05
Total Return†	3.12	% (1)	11.30%		4.19%		3.91%		11.53%		5.35%
Ratios to Average Net Assets of Common Shareholders:
Total expenses (before expense offset)	1.07	% (2)(3)	0.82	% (3)	0.80	% (3)	0.82	% (3)	0.75	% (3)	0.72%
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.74	%(2)(3)	0.76	%(3)	0.80	%(3)	0.82	%(3)	0.75	%(3)	0.72%
Net investment income before preferred stock dividends	6.12	%(2)	6.08%		6.01%		6.11%		6.38%		6.82%
Preferred stock dividends	1.72	%(2)	1.39%		0.81%		0.76%		0.66%		0.87%
Net investment income available to common shareholders	4.40	%(2)	4.69%		5.20%		5.35%		5.72%		5.95%
Supplemental Data:
Net assets applicable to common shareholders, end of period, in thousands	$330,407		$338,858		$342,956		$362,468		$382,145		$396,360
Asset coverage on preferred shares at end of period	313%		319%		321%		334%		346%		355%
Portfolio turnover rate	3	%(1)	14%		15%		17%		43%		17%

*	The per share amounts were computed using an average number of common shares outstanding during the period.
†	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)	Not annualized.
(2)	Annualized.
(3)	Does not reflect the effect of expense offset of 0.01%.

See Notes to Financial Statements

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

The financial statements included herein have been taken from the records of the Trust without examination by the independent auditors and accordingly they do not express an opinion thereon.

© 2007 Morgan Stanley

IIMSAN-IU07-01577P-Y04/07	MORGAN STANLEY FUNDS
Morgan Stanley Insured Municipal Income Trust Semiannual Report April 30, 2007

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End
Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports covering periods ending on or after December 31,
2005.

Item 9. Closed-End Fund Repurchases

                                               REGISTRANT PURCHASE OF EQUITY SECURITIES
----------------------------- --------------------- -------------------- --------------------- ---------------------

Period                        (a) Total Number of   (b) Average Price    (c) Total Number of   (d) Maximum Number
                              Shares (or Units)     Paid per Share (or   Shares (or Units)     (or Approximate
                              Purchased             Unit)                Purchased as Part     Dollar Value) of
                                                                         of Publicly           Shares (or Units)
                                                                         Announced Plans or    that May Yet Be
                                                                         Programs              Purchased Under the
                                                                                               Plans or Programs
----------------------------- --------------------- -------------------- --------------------- ---------------------
November 1, 2006 --
November 30, 2006             35,700                14.5003                      N/A                   N/A
----------------------------- --------------------- -------------------- --------------------- ---------------------
December 1, 2006 --
December 31, 2006             40,800                14.4557                      N/A                   N/A
----------------------------- --------------------- -------------------- --------------------- ---------------------
January 1, 2007 --
January 31, 2007              47,100                14.4276                      N/A                   N/A
----------------------------- --------------------- -------------------- --------------------- ---------------------
February 1, 2007 --
February 28, 2007             61,200                14.4231                      N/A                   N/A
----------------------------- --------------------- -------------------- --------------------- ---------------------
March 1, 2007 --
March 31, 2007                54,900                14.5892                      N/A                   N/A
----------------------------- --------------------- -------------------- --------------------- ---------------------
April 1, 2007
April 30, 2007                35,300                14.5132                      N/A                   N/A
----------------------------- --------------------- -------------------- --------------------- ---------------------
Total                         275,000               14.4849                      N/A                   N/A
----------------------------- --------------------- -------------------- --------------------- ---------------------

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a) The Trust's principal executive officer and principal financial officer have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

                                       2

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

                                       3

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Insured Municipal Income Trust

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 21, 2007

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
June 21, 2007

/s/ Francis Smith
Francis Smith
Principal Financial Officer
June 21, 2007

                                       4

                                                                   EXHIBIT 12 B1

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

                                 CERTIFICATIONS
                                 --------------

I, Ronald E. Robison, certify that:

1.   I have reviewed this report on Form N-CSR of Morgan Stanley Insured
     Municipal Income Trust;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
     Investment Company Act of 1940) for the registrant and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                       5

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: June 21, 2007
                                               /s/ Ronald E. Robison
                                               Ronald E. Robison
                                               Principal Executive Officer

                                       6

                                                                   EXHIBIT 12 B2

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

                                 CERTIFICATIONS
                                 --------------

I, Francis Smith, certify that:

1.   I have reviewed this report on Form N-CSR of Morgan Stanley Insured
     Municipal Income Trust;

2.   Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.   Based on my knowledge, the financial statements and other financial information included in this report, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4.   The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the
     Investment Company Act of 1940) for the registrant and have:

a)   designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b)   designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)   evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

d)   disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.   The registrant's other certifying officer(s) and I have disclosed to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

                                        7

a)   all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize, and report financial information; and

b)   any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls over financial reporting.

Date: June 21, 2007
                                                  /s/ Francis Smith
                                                  Francis Smith
                                                  Principal Financial  Officer

                                       8

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Insured Municipal Income Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2007 that is accompanied by this certification, the undersigned hereby certifies that:

1.       The Report fully complies with the requirements of Section 13(a) or
         15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 21, 2007                               /s/ Ronald E. Robison
                                                  ---------------------
                                                  Ronald E. Robison
                                                  Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Insured Municipal Income Trust and will be retained by Morgan Stanley Insured Municipal Income Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                                       9

                            SECTION 906 CERTIFICATION

                Certification Pursuant to 18 U.S.C. Section 1350,
                             As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

Morgan Stanley Insured Municipal Income Trust

         In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended April 30, 2007 that is accompanied by this certification, the undersigned hereby certifies that:

1.       The Report fully complies with the requirements of Section 13(a) or
         15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: June 21, 2007                               /s/ Francis Smith
                                                  -----------------
                                                  Francis Smith
                                                  Principal Financial Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Insured Municipal Income Trust and will be retained by Morgan Stanley Insured Municipal Income Trust and furnished to the Securities and Exchange Commission or its staff upon request.

                                       10